SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CAPE COASTAL TRADING CORPORATION

(name of registrant as specified in the charter)

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NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF THE MAJORITY STOCKHOLDERS OF

CAPE COASTAL TRADING CORPORATION

8550 West Bryn Mawr, Suite 200
Chicago, Illinois 60631

TO BE EFFECTIVE FEBRUARY ___, 2006

We are not asking you for a Proxy and you are requested not to send us a Proxy

Dear Stockholder:

We are writing to give you notice of, and the attached Information Statement is being distributed in connection with, an action by written consent of the majority stockholders of Cape Coastal Trading Corporation, a Delaware corporation (the “Company,” “we” or “us”), taken on January 12, 2006 which will be effective on or about February ___, 2006.

The purpose of this Information Statement is to inform the holders of record of shares of Common Stock as of the close of business on the record date, January 12, 2006, that our board of directors has recommended and that a majority of our stockholders have provided written consent to ratify: (i) the 2005 Equity Incentive Plan (the “2005 Plan”), which was formerly approved and adopted by our board of directors and our sole stockholder on December 15, 2005; and (ii) the Stockholder Protection Rights Agreement, dated as of January ___, 2006, by and between the Company and a Rights Agent yet to be determined (the “Stockholder Protection Plan”), our entry into which was formerly approved and adopted by our board of directors and our sole stockholder on December 15, 2005.

The details of the 2005 Plan and the Stockholder Protection Plan, and other important information, are set forth in the accompanying Information Statement. All information regarding the 2005 Plan and Stockholder Protection Plan is qualified by the text of such documents, which are attached to this Information Statement as Appendix A and Appendix B, respectively. Originally, our board of directors and our sole stockholder unanimously approved the Company’s adoption of the 2005 Plan and the Stockholder Protection Plan on December 15, 2005; our stockholders’ ratification of the adoption of the 2005 Plan and the Stockholder Protection Plan is expected to become effective on or about February __, 2006.

Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock entitled to vote ratified the 2005 Plan and the Stockholder Protection Plan. No other vote or stockholder action is required to ratify the original adoption of the 2005 Plan and the Stockholder Protection Plan. You are hereby being provided with notice of the ratification of the Company’s adoption of the 2005 Plan and the Stockholder Protection Plan by less than unanimous written consent of the stockholders of the Company.

No action is required by you. The accompanying Information Statement is furnished only to inform you of the ratification of the 2005 Plan and the Stockholder Protection Plan that were approved on December 15, 2005, before such ratification takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on or about January __, 2006.

By order of the Board of Directors,

/s/ Robert H. Tomlinson, Jr.
Robert H. Tomlinson, Jr.	Chicago, Illinois
President, Chief Executive Officer and Director	January __, 2006

----------------------------------------

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY OF STOCKHOLDERS OF

CAPE COASTAL TRADING CORPORATION

8550 West Bryn Mawr, Suite 200
Chicago, Illinois 60631
----------------------------------------
We are not asking you for a Proxy and you are requested not to send us a Proxy

This Information Statement is being furnished to the stockholders of Cape Coastal Trading Corporation, a Delaware corporation (the “Company,” “we” or “us”), to advise you of the ratification of the Company’s adoption of the 2005 Equity Incentive Plan (the “2005 Plan”) and the Stockholder Protection Rights Agreement (the “Stockholder Protection Plan”) described herein, which have been ratified by the written consent of stockholders owning a majority of the outstanding voting securities of the Company and entitled to vote thereon. These actions were taken in accordance with the requirements of the Delaware General Corporation Law (“DGCL”).

The Company's board of directors (the “Board”) has determined that the close of business on January 12, 2006 is the record date for the stockholders entitled to notice of the actions ratifying the Company’s adoption of the 2005 Plan and the Stockholder Protection Plan.

Under Section 228 of the DGCL and the Company's Bylaws, action by our stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of the Company's common stock, par value $0.001 per share (the “Common Stock”), entitled to vote ratified the December 15, 2005 adoption of the 2005 Plan and the Stockholder Protection Plan. No other vote or stockholder action is required to approve or ratify these actions. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company. The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

On January 12, 2006, 12 holders of our Common Stock, including certain of the directors and executive officers of the Company, who collectively were the owners of record of 11,132,274 shares of our Common Stock, representing approximately 57.4% of the outstanding voting securities of the Company, delivered to the Company a written consent ratifying the Company’s adoption of the 2005 Plan and the Stockholder Protection Plan on December 15, 2005. As such, no vote or further action of the stockholders of the Company is required to ratify or approve our adoption of either the 2005 Plan or the Stockholder Protection Plan.

You are hereby being provided with notice of the ratification of the 2005 Plan and the Stockholder Protection Plan by less than unanimous written consent of the stockholders of the Company. Under federal law, however, such ratification of the stockholders’ actions by written consent may not become effective until at least twenty (20) days after this Information Statement has first been sent to stockholders.

The executive offices of the Company are located at 8550 W. Bryn Mawr, Chicago, Illinois 60631, and our telephone number is 773-272-5000.

This Information Statement will first be mailed to stockholders on or about January ___, 2006, and is being furnished to our stockholders for informational purposes only.

Distribution and Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the outstanding shares of our Common Stock.

We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and Information Statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and Information Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Cape Coastal Trading Company
8550 West Bryn Mawr, Suite 200
Chicago, Illinois 60631
Attention: Miguel Martinez, Jr., Vice President, Finance

Dissenters’ Rights of Appraisal

No action will be taken in connection with our stockholders’ ratification, or our original adoption, of the 2005 Plan or the Stockholder Protection Plan by either our Board or the stockholders who have provided their written consent to the actions described in this Information Statement for which Delaware law or the Company’s Certificate of Incorporation or Bylaws provide any right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

Procedure for Ratification of the 2005 Plan and the Stockholder Protection Plan

We are incorporated in the State of Delaware. Under the DGCL, any action that may be taken at a meeting of the stockholders may also be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken. Prompt notice of the action so taken must be given to those stockholders who have not consented in writing and who had the right to vote on the matter as to which consent had been solicited.

As of January 12, 2006, the record date for determination of the stockholders entitled to receive this Information Statement, there were 19,399,334 shares of our Common Stock issued and outstanding and entitled to vote on the amendment to our Certificate of Incorporation, if such action were to be taken at a meeting of our stockholders. The holders of our Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders.

ACTION NUMBER 1

RATIFICATION OF THE 2005 EQUITY INCENTIVE PLAN

On December 15, 2005 (the “Effective Date”), our Board approved and adopted the 2005 Equity Incentive Plan (the “2005 Plan”). Also on December 15, 2005, the 2005 Plan was approved by the sole stockholder of the Company on that date. These actions were announced in our Current Report on Form 8-K, filed with the SEC on December 23, 2005. On January 12, 2006, the holders of a majority of our outstanding shares of Common Stock ratified the 2005 Plan. A copy of the 2005 Plan is attached as Appendix A to this Information Statement.

The 2005 Plan is intended to promote the interests of the Company by attracting and retaining exceptional employees, consultants, and directors (collectively referred to as the “Participants”), and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the Plan, the Company may grant stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Incentive Stock Options”), non-qualified stock options (the “Non-Qualified Stock Options”), and restricted stock awards (the “Restricted Stock Awards”), which are restricted shares of Common Stock (the Incentive Stock Options, the Non-Qualified Stock Options and the Restricted Stock Awards are collectively referred to as “Incentive Awards”). Incentive Stock Options may be granted pursuant to the 2005 Plan for 10 years from the Effective Date, and Non-Qualified Stock Options and Restricted Stock Awards may be granted pursuant to the 2005 Plan after the Effective Date and until the 2005 Plan is discontinued or terminated by the Board.

From time to time, we may issue Incentive Stock Options or Non-Qualified Stock Options pursuant to the 2005 Plan. The Incentive Stock Options will be evidenced by and granted under a written incentive stock option agreement (the “Incentive Stock Option Agreement”). The Non-Qualified Stock Options will be evidenced by and issued under a written non-qualified stock option agreement (the “Non-Qualified Stock Option Agreement”). A copy of the form of Incentive Stock Option Agreement and a copy of the form of Non-Qualified Stock Option Agreement were attached as Exhibits 10.2 and 10.3, respectively, to our Current Report on Form 8-K, filed with the SEC on December 23, 2005.

The Board has reserved a total of 2,500,000 shares of Common Stock for issuance under the 2005 Plan. If an Incentive Award granted pursuant to the 2005 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an Incentive Award, the shares subject to such award and the surrendered shares will become available for further awards under the 2005 Plan. We granted options under the 2005 Plan to purchase 1,721,700 shares of Common Stock to our named executive officers and other employees on December 29, 2005.

At the earliest practicable date after April 11, 2006, we expect to file a registration statement on Form S-8 to register the shares of Common Stock reserved for issuance of incentive awards under the 2005 Plan. This registration statement is expected to become effective on filing. Subject to Rule 144 limitations, shares of Common Stock issued upon exercise of stock options and other incentive awards granted under the 2005 Plan after the effective date of the registration statement on Form S-8 will be eligible for resale in the public market without restriction.

The number of shares subject to the 2005 Plan, any number of shares subject to any numerical limit in the 2005 Plan, and the number of shares and terms of any Incentive Award may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares, or similar transaction.

The following is a description of the material provisions of the 2005 Plan. The descriptions of the 2005 Plan, the Incentive Stock Option Agreement and the Non-Qualified Stock Option Agreement are qualified in their entirety by reference to the complete documents.

Equity Incentive Plan

The 2005 Plan enables the Board to provide equity-based incentives through grants or awards of Incentive Awards to the Company’s present and future employees, directors, consultants and other third party service providers. As of January 12, 2006, the record date for our stockholders’ written consent described in this Information Statement, there were 86 employees, five executive officers, one director, and two consultants and other third party service providers eligible to participate in the 2005 Plan.

Administration

The Compensation Committee of the Board, or a subcommittee of the Compensation Committee, will administer the 2005 Plan. In the event that a Compensation Committee does not then exist the entire Board will administer the 2005 Plan. Subject to the terms of the 2005 Plan, the Compensation Committee will have complete authority and discretion to determine the terms of Incentive Awards.

Stock Options

The 2005 Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options. Options granted under the 2005 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Common Stock from us at a specified exercise price per share. The 2005 Plan administrator will determine the period of time during which an option may be exercised, as well as any vesting schedule, except that no option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an option cannot be less than the fair market value of the Common Stock on the date of grant unless we agree otherwise at the time of the grant.

Under the 2005 Plan, a participant may not surrender an option for the grant of a new option with a lower exercise price or another Incentive Award. In addition, if a participant’s option is cancelled before its termination date, the participant may not receive another option within six months of the cancellation date unless the exercise price of the new option equals or exceeds the exercise price of the cancelled option.

Restricted Stock Awards

The 2005 Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Board, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Change in Control

The Board may make provisions in Incentive Awards with respect to a change in control. Under the 2005 Plan, in the event of a change of control and absent any terms to the contrary in an Incentive Award, the Board may: accelerate exercisability or the lapse of any risk of forfeiture; terminate the 2005 Plan and cancel any outstanding Incentive Awards not exercised or for which risk of forfeiture has not lapsed; issue cash or stock of the purchasing entity to the holders of any stock options in amounts equal to the fair market value of our Common Stock at the time of such transaction less the exercise price or any holders of Restricted Stock Awards in amounts equal to the fair market value of the Common Stock at the time of such transaction; or continue the 2005 Plan for stock options that have not vested or restricted stock awards subject to risks that have not lapsed.

Duration, Amendment and Termination

Our Board may suspend or terminate the 2005 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2005 Plan will terminate on the tenth anniversary of its adoption. The Board may also amend the 2005 Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Incentive Awards or reduces the minimum exercise price for options or exchange of options for other Incentive Awards, unless such change is authorized by our stockholders. A termination or amendment of the 2005 Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted incentive award.

Restrictions on Transfer: Deferral

Except as otherwise permitted by the Compensation Committee and provided in the Incentive Award, Incentive Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution. The Compensation Committee may permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under the 2005 Plan.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of Incentive Awards, which are authorized to be granted under the 2005 Plan, based upon the current provisions of the Internal; Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options: A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options: A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Gain or Loss on Sale or Exchange of Shares: In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the 2005 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company: The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments: Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation: Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2005 Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

2005 EQUITY INCENTIVE PLAN BENEFITS

On December 29, 2005, we granted options under the 2005 Plan to acquire 1,721,700 shares of Common Stock to our named executive officers and other employees. The following table sets forth, as of December 29, 2005, the benefits or amounts that have been received under the 2005 Plan, by: (i) our Chief Executive Officer during 2005 and each of the four most highly compensated executive officers other than our Chief Executive Officer who served as executive officers during 2005; (ii) all of our current executive Officers as a group; (iii) all of our directors who are not executive officers, as a group; and (iv) all of our employees who are not executive officers, as a group. Any future Incentive Awards under the 2005 cannot currently be determined; the grant of any future Incentive Awards is within the discretion of our Board.

2005 Equity Incentive Plan
Name and Position	Dollar Value ($)(2)	Number of Units (1)
Robert H. Tomlinson, Jr. President and Chief Executive Officer	$2,250,000	500,000
Timothy E. Takesue Executive Vice President of Merchandising	$2,250,000	500,000
Anthony Priore Chief Marketing Officer	$675,000	150,000
Manoharan Sivashanmugam Vice President of Technology	$337,500	75,000
Miguel Martinez, Jr. Vice President, Finance	$337,500	75,000
Executive Group	$5,850,000	1,300,000
Non-Executive Director Group(3)	$0.00	0
Non-Executive Officer Employee Group (4)	$1,897,650	421,700
_________________
Notes:
(1)	Represents the number of shares of Common Stock underlying options granted on December 29, 2005 under the 2005 Plan.
(2)
The present value of the options granted under the 2005 Plan on December 29, 2005 was $4.50 per share. The dollar value for the purposes of this table was calculated by the product of: (i) the number of shares of Common Stock underlying the options awarded to each person or group, multiplied by (ii) $4.50 per share, representing the present value of each option to acquire one share of Common Stock.

(3)
The only non-executive director as of January 12, 2006, the record date for the actions described in this Information Statement, was Geoffrey Alison, who has not been granted any awards under the 2005 Plan.

(4)	Consists of 86 non-executive officer employees who collectively have been granted options to acquire 421,700 shares of Common Stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of January 12, 2006, the number of shares of our Common Stock beneficially owned, and the percent so owned, by (i) each person known to us to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company, (iii) our Chief Executive Officer during 2005 and each of the four most highly compensated executive officers other than our Chief Executive Officer who served as executive officers during 2005 (our “Named Executive Officers”) and (iv) all of our directors and Named Executive Officers as a group. The number of shares owned are those beneficially owned, as determined under the rules of the Securities and Exchange Commission (“SEC”), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The address of each executive officer and director is c/o uBid, 8550 West Bryn Mawr, Chicago, Illinois 60631.

Name	Number	Percent (1)

Thomas J. Petters (2)(8)	9,827,937	49.18%
Petters Group Worldwide, LLC (3)(8)	7,189,048	36.54%
Paul Tudor Jones, II (4)(9)	2,089,334	10.54%
Tudor Investment Corporation (5)(9)	1,944,125	9.82%
Witches Rock Portfolio Ltd.(6)(9)	1,668,452	8.46%
Smithfield Fiduciary LLC (10)	1,555,557	7.84%
Petters Company, Inc. (7)(8)	1,527,778	7.75%
Robert H. Tomlinson, Jr.	687,998	3.55%
Timothy E. Takesue	687,998	3.55%
Miguel Martinez, Jr.	44,081	0.23%
Anthony Priore	20,881	0.11%
Manoharan Sivashanmugam	11,600	0.06%
Geoffrey Alison	--	--

All directors and executive officers
as a group (6 people)	1,452,558	7.49%

____________________
Notes:

(1)
Based on a total of 19,399,334 shares outstanding as of January 12, 2006. Shares underlying warrants exercisable within 60 days of January 12, 2006 are considered for the purpose of determining the percent of the class held by the holder of such warrants, but not for the purpose of computing the percentages held by others.

(2)
Includes: 7,189,048 shares beneficially owned by Petters Group Worldwide, LLC, including 277,778 warrants exercisable within 60 days by Petters Group Worldwide, LLC; and 1,527,778 shares beneficially owned by Petters Company, Inc., including 305,556 warrants exercisable within 60 days by Petters Company, Inc. Mr. Petters has sole voting and investment power over all of the shares indicated in the table as being beneficially owned by Mr. Petters, Petters Group Worldwide, LLC and Petters Company, Inc.

(3)	Includes 277,778 warrants exercisable within 60 days.
(4)
Paul Tudor Jones, II is the controlling shareholder of Tudor Investment Corporation and is the indirect controlling equity holder of Tudor Proprietary Trading, L.L.C., and therefore may be deemed the beneficial owner of shares beneficially owned by Tudor Investment Corporation and Tudor Proprietary Trading. Mr. Jones expressly disclaims beneficial ownership of these shares. The shares beneficially owned by Tudor Proprietary Trading include 116,167 shares directly owned and 29,042 shares underlying warrants. The shares beneficially owned by Tudor Investment Corporation are more fully described in Footnote 5, below.

(5)
Tudor Investment Corporation provides investment advisory services to Witches Rock Portfolio Ltd. and The Tudor BVI Global Portfolio Ltd., and may therefore be deemed the beneficial owner of shares beneficially owned by Witches Rock and Tudor BVI Portfolio. Tudor Investment Corporation expressly disclaims beneficial ownership of these shares. The shares beneficially owned by Tudor BVI Portfolio include 215,738 shares directly owned and 59,935 shares underlying warrants. The shares beneficially owned by Witches Rock are more fully described in Footnote 6, below.

(6)	Includes 333,690 warrants exercisable within 60 days.
(7)	Includes 305,556 warrants exercisable within 60 days.
(8)
Information regarding the number of shares beneficially owned by Thomas J. Petters, Petters Group Worldwide, LLC and Petters Company, Inc. was provided in a report on Schedule 13D filed with the SEC on January 9, 2006. The address for each of Thomas J. Petters, Petters Group Worldwide, LLC and Petters Company, Inc. is: 4400 Baker Road, Minnetonka, Minnesota 55343.

(9)
Information regarding the number of shares beneficially owned by Paul Tudor Jones, II, Tudor Investment Corporation and Witches Rock Portfolio Ltd. was provided in a report on Schedule 13G filed with the SEC on January 3, 2006 by Paul Tudor Jones, II, The Tudor BVI Global Portfolio, Ltd., Tudor Investment Corporation, Tudor Proprietary Trading, L.L.C and Witches Rock Portfolio Ltd. The business address for Paul Tudor Jones, II, Tudor Investment Corporation and Witches Rock Portfolio Ltd. is: c/o Tudor Investment Corporation, 1275 King Street, Greenwich, Connecticut 06831-2936.

(10)
Includes 444,445 warrants exercisable within 60 days. The shares beneficially owned by Smithfield Fiduciary LLC are beneficially owned by a group of 10 beneficial owners, including: Smithfield Fiduciary LLC, Highbridge International LLC, Highbridge Capital Corporation, Highbridge Capital L.P., Highbridge Master L.P., Highbridge GP, Ltd., Highbridge GP, LLC, Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca. The address for Smithfield Fiduciary LLC, Highbridge International LLC, and Highbridge Capital Corporation is The Cayman Corporate Center, 4th Floor, 27 Hospital Road, George Town, Grand Cayman, Cayman Islands, BWI. The address for Highbridge Capital L.P., Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca is c/o Highbridge Capital Management, LLC, 9 West 57th Street, 27th Floor, New York, New York 10019. The address for Highbridge Master L.P., Highbridge GP, Ltd. and Highbridge GP, LLC is c/o Harmonic Fund Services, Cayman Financial Centre, Tower C, 36 Dr. Roy’s Drive, George Town, Grand Cayman, Cayman Islands, BWI. This information was provided in a report on Schedule 13G filed with the SEC on January 9, 2006.

SUMMARY COMPENSATION TABLE

The table below sets forth, for the 2003, 2004 and 2005 calendar years, the compensation earned by our Chief Executive Officer and our Named Executive Officers.

Summary Compensation Table

				Long-Term Compensation
	Annual Compensation			Awards		Payouts
Name Executive Officer & Principal Position	Year (4)	Salary ($)	Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)(5)	All Other Compensation ($)
Robert H. Tomlinson, Jr.	2005	$250,000	--	$1,500	--	500,000	$31,500 (1)
President and Chief Executive Officer	2004	$250,000	$125,000	--	--	--	$25,410 (1)
	2003	$237,500	$175,000	--	--	--	--

Timothy E. Takesue	2005	$225,000	--	$1,500	--	500,000	--
Executive Vice President of Merchandising	2004	$225,000	$112,500	--	--	--	--
	2003	$213,750	$175,000	--	--	--	--

Manoharan Sivashanmugam	2005	$135,000	$10,000	$1,350	--	75,000	$131,711 (3)
Vice President of Technology	2004	$120,846	$2,500	--	--	--	--
	2003	$203,385	$1,000	--	--	--	--

Anthony Priore	2005	$135,192	$10,000	$329	--	150,000	--
Chief Marketing Officer	2004	--	--	--	--	--	--
	2003	--	--	--	--	--	--

Miguel Martinez, Jr.	2005	$129,808	$50,000	$1,500	--	75,000	--
Vice President, Finance	2004	--	--	--	--	--	--
	2003	--	--	--	--	--	--

_________________________
Notes:

(1)	Represents temporary housing and relocation expenses.
(2)	Represents employer contribution to 401(k) retirement plan.
(3)	Represents the value of payments received on termination of a Phantom Stock Option Plan, terminated in July, 2005.
(4)
Information included is for each respective calendar year. Information for the period from January 1, 2003 through March 31, 2003 represents compensation received from CMGI, the former parent company of uBid, Inc., a wholly-owned subsidiary of the Company.

(5)	Represents options granted under the 2005 Plan.

The following table shows the number of options to purchase Common Stock granted to each of the Named Executive Officers during 2005.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Option/SARs Granted (#)	Percent of Total Options/SARs Granted To Employees in 2005	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)

Robert Tomlinson (1)	500,000	29.04%	$4.50	December 29, 2015	$4.50
Timothy E. Takesue (1)	500,000	29.04%	$4.50	December 29, 2015	$4.50
Anthony Priore (2)	150,000	8.71%	$4.50	December 29, 2015	$4.50
Miguel Martinez (2)	75,000	4.36%	$4.50	December 29, 2015	$4.50
Manoharan Sivashanmugam (2)	75,000	4.36%	$4.50	December 29, 2015	$4.50

(1)
This option grant was made on December 29, 2005 and has a four-year vesting schedule pursuant to which 1/3 of the total option becomes exercisable on the 24-month anniversary of the grant, 1/3 of the total option becomes exercisable on the 36-month anniversary of the grant, and the remaining portion becomes exercisable on the 48-month anniversary of the grant.

(2)
This option grant was made on December 29, 2005 and has a four-year vesting schedule pursuant to which 1/4 of the total option becomes exercisable on the 12-month anniversary of the grant, 1/4 of the total option becomes exercisable on the 24-month anniversary of the grant, 1/4 of the total option becomes exercisable on the 36-month anniversary of the grant, and the remaining portion becomes exercisable on the 48-month anniversary of the grant.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options/SARs at Fiscal Year-End (Exercisable/Unexercisable)	Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End (Exercisable/Unexercisable)

Robert Tomlinson (1)	--	--	0 / 500,000	$0.00 / $0.00
Timothy E. Takesue (1)	--	--	0 / 500,000	$0.00 / $0.00
Anthony Priore (2)	--	--	0 / 150,000	$0.00 / $0.00
Miguel Martinez (2)	--	--	0 / 75,000	$0.00 / $0.00
Manoharan Sivashanmugam (2)	--	--	0 / 75,000	$0.00 / $0.00

(1)
Was granted options on December 29, 2005 with a four-year vesting schedule pursuant to which 1/3 of the total options become exercisable on the 24-month anniversary of the grant, 1/3 of the total options become exercisable on the 36-month anniversary of the grant, and the remaining options become exercisable on the 48-month anniversary of the grant.

(2)
Was granted options on December 29, 2005 with a four-year vesting schedule pursuant to which 1/4 of the total options become exercisable on the 12-month anniversary of the grant, 1/4 of the total options become exercisable on the 24-month anniversary of the grant, 1/4 of the total options become exercisable on the 36-month anniversary of the grant, and the remaining options become exercisable on the 48-month anniversary of the grant.

Compensation of Directors

There are currently no compensation arrangements in place for the members of the Board. We expect to establish these arrangements as new members are appointed to the Board.

Employment Contracts and Termination of Employment and Change in Control

We have entered into executive employment agreements with our President and Chief Executive Officer, our Executive Vice President of Merchandising and our Chief Marketing Officer.

Robert H. Tomlinson, Jr. - President and Chief Executive Officer

On December 29, 2005, uBid, Inc., our wholly-owned subsidiary (“uBid”) entered into an executive employment agreement with Mr. Tomlinson which provides for an initial annual base salary of $275,000 for the first 12 months of the agreement increasing to $300,000 during the second 12 months of the agreement.

Under the agreement, Mr. Tomlinson also received options to purchase up to 500,000 shares of Common Stock under the 2005 Plan, approved on December 15, 2005, which options vest as follows: 1/3 of the options will vest on the 24 month anniversary of the date of the grant, 1/3 of the options will vest on the 36 month anniversary of the date of grant and the remaining 1/3 on the 48 month anniversary of the date of grant. The exercise price of the options is $4.50 per share. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the 2005 Plan, described below in this Information Statement.

Mr. Tomlinson’s employment agreement has a term commencing on the execution of the agreement and continuing for a period of 24 months. The agreement provides that if Mr. Tomlinson is terminated by us without cause or if Mr. Tomlinson terminates the agreement for good reason, including a change of control that results in the termination of Mr. Tomlinson’s employment with uBid or a material adverse change in his duties and responsibilities, he will be entitled, after execution of our standard separation and release agreement, to severance payments in the amount of Mr. Tomlinson’s annual base salary at the time of such termination and all health insurance coverage for a period of 12 months following termination. A change of control includes an acquisition of 51% or more of our outstanding voting securities or consummation of a tender offer or exchange offer where the offeree acquires more than 51% of our then-outstanding voting securities.

Timothy E. Takesue - Executive Vice President of Merchandising

On December 29, 2005, uBid also entered into an executive employment agreement with Mr. Takesue which provides for an initial annual base salary of $250,000 for the first 12 months of the agreement increasing to $275,000 during the second 12 months of the agreement.

Under the agreement, Mr. Takesue received options to purchase up to 500,000 shares of Common Stock under the 2005 Plan, which options vest as follows: 1/3 of the options will vest on the 24 month anniversary of the date of the grant, 1/3 of the options will vest on the 36 month anniversary of the date of grant and the remaining 1/3 on the 48 month anniversary of the date of grant. The exercise price of the options is $4.50 per share. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the 2005 Plan.

Mr. Takesue’s employment agreement has a term commencing on the execution of the agreement and continuing for a period of 24 months. The agreement provides that if Mr. Takesue is terminated by us without cause, or if Mr. Takesue terminates the agreement for good reason, including a change of control that results in the termination of Mr. Takesue’s employment with uBid or a material adverse change in his duties and responsibilities, he will be entitled, after execution of our standard separation and release agreement, to severance payments in the amount of Mr. Takesue’s annual base salary at the time of such termination and all health insurance coverage for a period of 12 months following termination. A change of control includes an acquisition of 51% or more of our outstanding voting securities or consummation of a tender offer or exchange offer where the offeree acquires more than 51% of our then-outstanding voting securities.

Anthony Priore - Chief Marketing Officer

On the December 29, 2005, uBid entered into an executive employment agreement with Mr. Priore which provides for an initial annual base salary of $190,000 for the first 12 months of the agreement increasing to $210,000 during the second 12 months of the agreement.

Under the agreement, Mr. Priore received options to purchase up to 150,000 shares of Common Stock under the 2005 Plan, and vest as to one-quarter of these options on each of the next four anniversaries of the date of grant. The exercise price of the options is $4.50 per share. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the 2005 Plan.

Mr. Priore’s employment agreement has a term commencing on the execution of the agreement and continuing for a period of 24 months. The agreement provides that if Mr. Priore is terminated by us without cause, or if Mr. Priore terminates the agreement for good reason, including a change of control that results in the termination of Mr. Priore’s employment with uBid or a material adverse change in his duties and responsibilities, he will be entitled, after execution of our standard separation and release agreement, to severance payments in the amount of 50% of Mr. Priore’s annual base salary at the time of such termination and all health insurance coverage for a period of 6 months following termination.

Compensation Committee Interlocks and Insider Participation

We do not presently have a Compensation Committee in place. Petters Group Worldwide, LLC primarily negotiated the employment agreements of our Named Executive Officers. Petters Group Worldwide, LLC was the majority owner of uBid, Inc. prior to the merger between uBid and the Company. Petters Group Worldwide, LLC  remains a significant stockholder in the Company following the merger. Messrs. Tomlinson and Takesue, executive officers, participated in compensation discussions regarding our employees.

ACTION NUMBER 2

ADOPTION OF THE STOCKHOLDER PROTECTION PLAN

Under the Stockholder Protection Plan, each outstanding share of the Company’s Common Stock on December 15, 2005 and all additional shares issued prior to 10 business days following the Separation Time (as defined below) was granted a purchase right to acquire one one-hundredth of a share of the Company's Series A Convertible Preferred Stock (the “Series A Preferred Stock”) at a purchase price of $10.00 per share, subject to adjustment (a “Right”). The Rights will be issued under the terms of a Stockholder Protection Rights Agreement (the “Rights Agreement”) which was adopted by our Board and will be executed by the Company on or around January ___, 2006.

The purpose of the Stockholder Protection Plan is to:

•	give our Board the opportunity to negotiate with any persons seeking to obtain control of the Company; and

•	deter acquisitions of our Common Stock without assurances of fair and equal treatment of all of our stockholders.

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 20% or more of our Common Stock unless the Rights are first redeemed by the Board. The Rights therefore serve as an anti-takeover device by encouraging potential acquirers to negotiate directly with the Board and provide the Board with some control over such transactions. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of our stockholders because the Rights can be redeemed by the Board on or before the close of business on the Flip-in Date (as defined below) and because our stockholders may take certain actions to permit a stockholder vote on whether to redeem the Rights in case of a Qualifying Offer (as defined below). Furthermore, the Rights Agreement provides that it will be reviewed annually by a committee of independent directors to determine whether it continues to be in the best interests of our stockholders or, rather, if the Rights should be redeemed.

Material Terms of the Rights Agreement

Following is a brief discussion of the material terms of the Stockholder Protection Plan. The discussion below is only a summary of the Stockholder Protection Plan, the full text of which is attached to this Information Statement as Appendix B and is incorporated herein by reference. Any information or statement related to the Stockholder Protection Plan provided in this Information Statement is qualified in its entirety by this reference.

Under the terms of the Stockholder Protection Plan, our stockholders will receive one Right for every share of Common Stock held on December 15, 2005. Initially, the Rights will be evidenced by the stock certificates representing the Common Stock. After the Separation Time, (as defined below), each Right will entitle the holder (the “Right Holder”) to either (i) purchase one one-hundredth of a share of our Series A Preferred Stock, par value $0.001 per share, for a purchase price of $10.00 per share, subject to adjustment (the “Exercise Price”) or (ii) depending on the circumstances, purchase shares of Common Stock having an aggregate market value equal in value to twice the Exercise Price or (iii) acquire shares of common stock of an acquirer entity.

Exercisability of Rights; Separation of Rights from Common Stock

The Rights are not exercisable until the Separation Time. The term “Separation Time” means the earlier to occur of the 10th business day after (i) the commencement of a tender or exchange offer which, if consummated, would result in the acquiring entity becoming a beneficial owner of 20% or more of the outstanding shares of Common Stock (an “Acquiring Person”) and (ii) the earlier to occur of (A) the date an acquirer becomes an Acquiring Person or (B) the public announcement by the Company of such an occurrence (the “Flip-in Date”). The Board also has the authority under the Rights Agreement to adjust the Flip-in Date.

Until the Separation Time, the Rights are not subject to separation from the shares of Common Stock with respect to which the Rights were issued and may be transferred only in connection with a transfer of such shares of Common Stock. After the Separation Time, separate certificates representing the Rights will be delivered to the Right Holders and the Rights may be transferred separately from the related shares of Common Stock.

Redemption of Rights

At any time prior to the Flip-in Date, the Board may, at its option, redeem all of the outstanding Rights at the redemption price of $0.001 per Right (the “Redemption Price”) payable in cash, Common Stock or other securities.

Exercisability of Rights after the Flip-in Date

After a Flip-in Date, a holder of any Rights may exercise any Rights that have not expired prior to the Flip-in Date, at the Exercise Price of $10.00 per Right, to purchase from the Company a number of shares of Common Stock representing a value equal to two times the Exercise Price. However, so long as the Acquiring Person has not acquired more than 50% of the outstanding shares of Common Stock, under certain circumstances, the exchange ratio may be reduced by the Board so that the Rights may only be exercised to acquire, for the Exercise Price, one share of Common Stock per Right.

If the Company becomes obligated to issue shares of its Common Stock upon exercise for Rights, it may, at its option, substitute therefore shares of Series A Preferred Stock, at a ratio of one one-hundredth of a share of Series A Preferred Stock for each share of Common Stock otherwise issuable.

Exercisability of Rights held by Acquiring Person

After a Flip-in Date, all Rights associated with shares of Common Stock owned by an Acquiring Person are deemed void.

Exercise of Rights to Acquire Shares of an Acquiring Company

A holder of Rights will be entitled to exercise its Rights for shares of common stock in an acquiring company if:

•
the Company participates in a consolidation, merger or statutory share exchange at the consummation of which (or at the time any agreement for such a transaction is entered into) an Acquiring Person beneficially owns 90% or more of the outstanding shares of Common Stock or controls the Board of the Company and pursuant to which the holders of Common Stock and the Acquiring Person are treated differently with respect to the capital stock related to such transaction or the Acquiring Person or an affiliate is a party to the transaction; or

•
the Company sells or enters into an agreement to sell more than 50% of its assets (or assets that generate more than 50% of its operating income or cash flow on a consolidated basis) to an Acquiring Person or its affiliates at a time when an Acquiring Person or its affiliates controls the Board.

As a condition to either type of transaction, the Rights Agreement provides that we will take such action as shall be necessary to ensure that upon the consummation of such transaction, the Rights will be exercisable at the then current Exercise Price for a number of shares of common stock of the acquiring company representing an aggregate market price on the date of the transaction equal to twice the Exercise Price of the Right.

In addition, in the event of the consummation of a transaction as described above, the Acquiring Person will become liable for, and assume, all our obligations and duties under the Stockholder Protection Plan.

Rights as a Stockholder

A holder of any Rights has no rights as a stockholder of the Company based solely on the fact that the holder has an interest in the Rights but may have such rights if and when the Rights held are exercised to acquire shares of Common Stock or other securities.

Qualifying Offer

Not earlier than 90 business days nor later than 120 business days, after the commencement of a Qualifying Offer (as defined below), stockholders representing a majority of the outstanding shares of our Common Stock may request that the Board call a special meeting of stockholders to vote on the redemption of all of the Rights. The record date for determining the stockholders eligible to request such a meeting will be the 90th business day following the commencement of the Qualifying Offer. The Board is required to call and hold such a meeting within 90 business days after receipt of the stockholders’ request. If, at the special meeting, stockholders representing 80% or more of the outstanding shares of Common Stock vote in favor of redeeming the Rights, then the Rights will be redeemed at the Redemption Price. The redemption shall occur on the date that the vote results are certified. If the Board fails to hold the special meeting by the required date, the Rights will be redeemed at the Redemption Price at the close of business on the 90th business day following the Board’s receipt of the stockholders’ request.

The term “Qualifying Offer” means an offer determined by the Board of Directors to have, to the extent required for the type of offer specified, each of the following characteristics:

•	a fully-financed (as described below) all-cash tender offer or exchange offer (for common stock of the offeror), or a combination thereof, for all of the outstanding shares of our Common Stock;

•	an offer commenced by an offeror that beneficially owns no more than 1% of the outstanding shares of our Common Stock as of the date of such commencement;

•
an offer whose per-share price is greater than the highest market price of our Common Stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for its common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

•
an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered is either unfair or inadequate;

•
is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

•
is accompanied by an irrevocable written commitment by the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by our stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following such 90-day period;

•
is accompanied by an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in the paragraph immediately above, the offer will be extended for at least 20 business days after any increase in the price offered, and after any bona fide alternative offer is commenced;

•	is conditioned on a minimum of two-thirds of the shares of our Common Stock being tendered and not withdrawn as of the offer’s expiration date;

•
is accompanied by an irrevocable written commitment by the offeror to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•
is accompanied by an irrevocable written commitment by the offeror that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•
is accompanied by certifications of the offeror and its chief executive officer and chief financial officer, in their individual capacities, that all facts about the offeror that would be material to an investor’s decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed; and all required reports under the Securities Exchange Act of 1934 will be timely filed by the offeror during such period.

Any offers that include common stock of the acquirer as all or part of the consideration are subject to further conditions for qualification as set forth in the Rights Agreement, including, among others, a requirement that the offeror be a publicly owned United States corporation whose shares are listed on the New York Stock Exchange or the NASDAQ National Market System.

In order for an offer to be considered “fully financed,” the offeror must evidence its ability to provide sufficient funds for the offer and related expenses by means of (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, subject only to customary terms and conditions, or (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer, with an irrevocable commitment to maintain such availability until the offer is consummated or withdrawn.

If an offer becomes a Qualifying Offer under the foregoing definition, but later ceases to meet any of the requirements of the definition, the offer shall cease to be a Qualifying Offer and the provisions of the Rights Agreement regarding the calling of special meetings shall no longer be applicable to the offer.

Adjustments to Exercise Price

The exercise price for each Right and the number of shares of Series A Preferred Stock (or other securities or property) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.

Amendments

Except for any extension of the expiration date (or any change in the definition thereof), which may be done only by action of our stockholders, the provisions of the Stockholder Protection Plan may be amended by the Board and the Rights Agent at any time prior to the Flip-in Date. Material amendments to the Stockholder Protection Plan are permitted only with a determination by a majority of independent directors that such amendment is in the best interests of our stockholders. If so adopted, any such material amendment will be submitted to a non-binding vote of the stockholders at the next annual meeting occurring at least six months after such adoption.

After the Rights are no longer redeemable, the provisions of the Stockholder Protection Plan may be amended by us and the Rights Agent to cure any ambiguity, defect or inconsistency, or to make changes that we may deem necessary or desirable and that do not materially adversely affect the interests of holders of Rights generally.

Term

The Rights will expire at the close of business on the date that is the fourth anniversary of the date of adoption, unless the Rights are earlier redeemed, exercised or exchanged. The expiration date may be extended by our stockholders.

A committee of independent directors will annually evaluate the Rights Agreement to determine whether its continuance is in the best interests of our stockholders.

Certain United States Federal Income Tax Consequences

Although the issuance of the Rights will not be taxable to stockholders or the Company, stockholders may, depending upon the circumstances, recognize taxable income at such time as the rights become exercisable or are exercised for Common Stock or other consideration provided by the Company, or for common stock of an Acquiring Person, or are redeemed.

INTERESTS OF CERTAIN PERSONS IN MATTERS
TO BE ACTED UPON

We have used and intend to continue to use the 2005 Plan to compensate our directors, officers, employees and non-employee service providers with equity compensation. Certain grants of equity compensation under the 2005 Plan, which were made on December 29, 2005, have been detailed above in the 2005 Plan Benefits table. We have no current agreements or obligations obligating us to provide further equity compensation to any directors, officers, employees or service providers, and no determination has yet been made regarding future potential equity compensation grants.

As stockholders, certain of our insiders, including our directors, officers, and employees, have an interest in the Stockholder Protection Plan. These persons have no greater rights or interests under the Stockholder Protection Plan than any non-insider stockholder of the Company.

CHANGE IN CONTROL

On December 29, 2005 (the “Closing Date”), the Company, uBid Acquisition Co., Inc. (then a wholly- owned subsidiary of the Company) (“Acquisition Sub”) and uBid entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”). The Merger Agreement was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 5, 2006. On the Closing Date, Acquisition Sub merged with and into uBid, with uBid remaining as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”). On the Closing Date, the holders of uBid’s issued and outstanding capital stock before the Merger surrendered all of the issued and outstanding capital stock of uBid and received 8,800,000 shares of Common Stock, with up to 2,666,667 shares of such Common Stock subject to redemption. The stockholders of the Company before the Merger retained 599,334 shares of Common Stock.

Also on the Closing Date, the Company, uBid and a group of accredited investors entered into a Securities Purchase Agreement, a form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 5, 2006. Under the Securities Purchase Agreement, the investors named therein purchased 10,000,000 shares of Common Stock and warrants to acquire 2,500,000 shares of Common Stock. Consideration for the investors’ purchases totaled $45 million, of which $29.5 million were cash proceeds and $15.5 million consisted of cancellation of debt.

As a result of the Merger and the transactions contemplated by the Securities Purchase Agreement, the stockholders of the Company before the Merger now own approximately 3% of the issued and outstanding shares of Common Stock and the uBid stockholders and new investors own approximately 97% of the Company’s issued and outstanding Common Stock. These transactions are discussed in greater detail in the Company’s Current Report on Form 8-K filed with the SEC on January 5, 2006. For additional information regarding our principal stockholders, please see “Voting Securities and Principal Holders Thereof.”

BOARD OF DIRECTORS RECOMMENDATION

The Board recommended to the stockholders executing the written consent of stockholders, that such stockholders ratify the Company’s adoption of the 2005 Plan and the Stockholder Protection Plan.

By the Order of the Board of Directors

January ___, 2006

Appendix A

2005 EQUITY INCENTIVE PLAN

CAPE COASTAL TRADING CORPORATION
2005 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)	“Administrator” shall mean the Board, a Committee, or one or more officers designated by the Board or Committee, as the case may be.

(b)	“Affiliate” shall mean a Parent or Subsidiary of the Company.

(c)	“Award” shall mean any grant of an Option or Restricted Stock Award.

(d)	“Board” shall mean the Board of Directors of the Company.

(e)
“Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regula-tions under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(f)
“Common Stock” shall mean common stock, par value $.001 per share, of the Company (subject to adjustment as described in Section 12) reserved for Options and Restricted Stock Awards pursuant to this Plan.

(g)	The “Company” shall mean Cape Coastal Trading Corporation, a Delaware corporation.

(h)
“Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(i)	The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j)	“Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

(k)	“Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(l)
The “Participant” means (i) an employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the Company or any Affiliate to whom a Restricted Stock Award has been granted pursuant to Section 11.

(m)
The “Plan” means the 2005 Equity Incentive Plan, as amended hereafter from time to time, including the form of Option and Award Agreements as they may be modified by the Administrator from time to time.

(n)	“Restricted Stock Award” shall mean any grant of restricted shares of Common Stock of the Company pursuant to Section 11 hereof.

(o)	A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

The Plan has been established to promote the interests of the Company, its Affiliates and its stockholders by (i) attracting and retaining exceptional employees, consultants and directors; (ii) motivating such employees, consultants and directors by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees, consultants and directors to participate in the long-term growth and financial success of the Company.

It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of Options that are nonqualified stock options pursuant to Section 10 of this Plan, and through the granting of Restricted Stock Awards pursuant to Section 11 of this Plan. With respect to incentive stock option options, adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such 12-month period.

SECTION 3.
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

The Plan shall be administered by the Board, by a Committee which may be appointed by the Board from time to time or by one or more officers designated by the Board or Committee (collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each such Award; the option price; and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and condi-tions of the respective agreements evidencing each Award (which may vary from Participant to Participant) and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Affiliate to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Affiliate to whom Restricted Stock Awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares of Common Stock subject to each Award. The Administrator from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

The Common Stock to be issued under this Plan shall consist of authorized but unissued shares of Common Stock. Two million five hundred thousand (2,500,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 12 of the Plan; and provided, further, that all shares of Common Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Common Stock that may be issued through incentive stock options. In the event that (i) any outstanding Option or Restricted Stock Award under the Plan expires for any reason, (ii) any portion of an outstanding Option is terminated prior to exercise, or (iii) any portion of a Restricted Stock Award expires is terminated prior to the lapsing of any risks of forfeiture on such Award, the shares of Stock allocable to the unexercised portion of such Option or to the forfeited portion of such Restricted Stock Award shall continue to be reserved for Options and Restricted Stock Awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.
DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Nonqualified stock options and Restricted Stock Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or Restricted Stock Award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.

SECTION 8.
PAYMENT

Participants may pay for shares of Common Stock upon exercise of Options granted pursuant to this Plan with (i) cash, (ii) personal check, (iii) certified check, (iv) mature, previously-owned shares of the Common Stock valued at such Common Stock’s then Fair Market Value, (v) broker-assisted exercise, or (vi) such other form of payment as may be authorized by the Administrator; provided, however, that Optionee shall not be permitted to pay the option price in the form of a broker-assisted exercise or in the form of mature, previously-acquired shares of Common Stock until after the effective date of an initial public offering of the Common Stock; and provided, further, that Optionee shall not be permitted to pay the option price in the form of a broker-assisted exercise or in the form of mature, previously-acquired shares of Common Stock if payment in such form will cause the Company to recognize a compensation expense under generally accepted accounting principles. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant.

For purposes of this Section 8, “mature, previously-acquired shares of Common Stock” shall include shares of Common Stock that were acquired by the Participant through an open-market purchase, or have been owned by the Participant for a minimum of six months at the time of exercise or for such other period of time as may be required by generally accepted accounting principles. “Broker-assisted exercise” means a written notice pursuant to which the Participant, upon exercise of a stock option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of such option and/or any related withholding tax obligations and to remit such sums to the Company, and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

 SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and con-ditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(d), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Common Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(d), or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may acceler-ate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

(d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

(e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the option.

(b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may acceler-ate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Common Stock or by electing to have the Company or Affiliate withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

(e) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

(f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

Each Restricted Stock Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c) Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Common Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

(d) Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.

(g) Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Common Stock reserved under Section 6 hereof, the number of shares of Common Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the Option or Restricted Stock Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

(a) the equitable acceleration of the exercisability of any outstanding Options and the lapsing of the risks of forfeiture on any Restricted Stock Awards;

(b) the complete termination of this Plan, the cancellation of outstanding Options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the Options prior to the effectiveness of such transaction), and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

(c)  that Participants holding outstanding Options shall receive, with respect to each share of Common Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(d)  that Participants holding outstanding Restricted Stock Awards shall receive, with respect to each share of Common Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(e) the continuance of the Plan with respect to the exercise of Options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options the right to exercise their respective Options as to an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

(f) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.
SECURITIES LAW COMPLIANCE AND
RESTRICTIONS ON TRANSFER

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares of Common Stock as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

As a further condition to the grant of any stock option or the issuance of Common Stock to Participant, Participant agrees to the following:

(a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

(c) In the event of a transaction (as defined in Section 12 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Option or upon the grant of a Restricted Stock Award pursuant to the Plan to assure compliance with this Section 13.

SECTION 14.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the desig-nation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 15.
NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of any Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

Appendix B

STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Dated as of

[_________], 2005

between

[_______________]
a Delaware corporation

and

[__________________]

as Rights Agent

-i-

5.6	Rights of Action	24

5.7	Holder of Rights Not Deemed a Stockholder	24

5.8	Notice of Proposed Actions	24

5.9	Notices	25

5.10	Suspension of Exercisability	25

5.11	Costs of Enforcement	25

5.12	Successors	26

5.13	Benefits of this Agreement	26

5.14	Determination and Actions by the Board of Directors, etc	26

5.15	Fiduciary Responsibilities of the Board of Directors	26

5.16	Descriptive Headings; Section References	26

5.17	GOVERNING LAW	26

5.18	Counterparts	27

5.19	Severability	27

Exhibits
A.	Form of Rights Certificate

B.	Certificate of Designations and Terms of Series A Junior Participating Preferred Stock

-ii-

STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this “Agreement”), dated as of [______], 2005, between [______________________], a Delaware corporation (the “Company”), and [______________________], a [__________] corporation, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WITNESSETH:

WHEREAS, the Board of Directors of the Company has authorized the issuance of a one right (“Right”) on each share of Common Stock (as hereinafter defined) as of the close of business on [_____________], 2005 (the “Record Date”) and (b) [______________________] each share of Common Stock issued and outstanding after the Record Date and prior to the Separation Time (as hereinafter defined) and, to the extent provided herein, each share of Common Stock issued after the Separation Time;

WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, after the Separation Time, to purchase securities or assets of the Company (or, in certain cases, securities of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and

WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1  Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock; provided, however, that the term “Acquiring Person” shall not include any Person (i) who is the Beneficial Owner of 20% or more of the outstanding shares of Common Stock on the date of this Agreement, or who shall become the Beneficial Owner of 20% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock, until such time hereafter or thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, (ii) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Company, in its sole discretion, to divest, (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or (iii) who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an “Option Holder”) by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.

“Agreement” shall have the meaning set forth in the Preamble.

A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities as to which such Person or any of such Person’s Affiliates or Associates is or may be deemed to be the beneficial owner of pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such Rules are in effect on the date of this Agreement, as well as any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for payment or exchange or (ii) solely because such Person or any of such Person’s Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions such officer or director takes in such capacity. For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

“Common Stock” shall mean the shares of common stock, par value $.001 per share, of the Company.

“Company” shall have the meaning set forth in the Preamble.

“Election to Exercise” shall have the meaning set forth in Section 2.3(d).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).

“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).

“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $[_____].

“Expansion Factor” shall have the meaning set forth in Section 2.4(a).

“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on[____________], 2005, unless, for purposes of this clause (iii), extended by action of the Stockholders (in which case the applicable time shall be the time at which it has been so extended) and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event.

“Flip-in Date” shall mean the tenth business day after any Stock Acquisition Date or such earlier or later date and time as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

“Flip-over Entity,” for purposes of Section 3.2, shall mean (i) in the case of a Flip-over Transaction or Event described in clause (i) of the definition thereof, the Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other Person that is a party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referred to in clause (ii) of the definition thereof, the Person receiving the greatest portion of the (A) assets or (B) operating income or cash flow being transferred in such Flip-over Transaction or Event, provided in all cases if such Person is a Subsidiary of another Person, the ultimate parent entity of such Person shall be the Flip-over Entity.

“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other persons similarly responsible for the direction of the business and affairs) of the Flip-over Entity.

“Flip-over Transaction or Event” shall mean a transaction or series of transactions, on or after a Flip-in Date, in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, at the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person is the Beneficial Owner of 90% or more of the outstanding shares of Common Stock or controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person or any of its Affiliates or Associates controls the Board of Directors of the Company. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its Affiliates and Associates, counted together as a single Person. An Acquiring Person shall be deemed to control the Company’s Board of Directors when, on or following a Stock Acquisition Date, the persons who were directors of the Company (or persons nominated and/or appointed as directors by vote of a majority of such persons) before the Stock Acquisition Date shall cease to constitute a majority of the Company’s Board of Directors.

“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, if the securities are not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the NASDAQ National Market System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

“Option Holder” shall have the meaning set forth in the definition of Acquiring Person.

“Person” shall mean any individual, firm, partnership, limited liability company, association, group (as such term is used in Rule l3d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation or other entity.

“Preferred Stock” shall mean Series A Junior Participating Preferred Stock, no par value, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.

“Qualifying Offer” shall mean an offer determined by the Board of Directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

(a) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock;

(b) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates or Associates of such offeror) that beneficially owns no more than 1% of the outstanding Common Stock as of the date of such commencement;

(c) an offer whose per-share offer price is greater than the highest reported market price for the Common Stock in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

(d) an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate;

(e) if the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the Stockholders is fair or adequate, and (ii) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate and such investment banking firm does not after the expiration of such 10 Business Day period render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

(f) an offer that is subject only to the minimum tender condition described below in item (i) of this definition and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

(g) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 5.1(c), for, at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 5.1(c), for at least 10 Business Days following such 90 Business Day Period;

(h) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (g) of this definition, the offer, it if is otherwise to expire prior thereto, will be extended for at least 20 Business Days after any increase in the price offered, and after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) of the Exchange Act;

(i) an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(j) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any; and

(k) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

(l) an offer pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (i) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, and (ii) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(m) if the offer includes shares of common stock of the offeror, (i) the offeror is a publicly owned United States corporation, and its common stock is freely tradable and is listed or admitted to trading on either the New York Stock Exchange, Inc. or the NASDAQ National Market System, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (iii) no Person (including such Person’s Affiliates and Associates) beneficially owns more than 15% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (iv) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended (the “Securities Act”); including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 5.1(c) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 5.1(c) shall not have already occurred.

“Record Date” shall have the meaning set forth in the Recitals.

“Redemption Price” shall mean an amount equal to one tenth of one cent, $0.001.

“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.

“Right” shall have the meaning set forth in the Recitals.

“Rights Agent” shall have the meaning set forth in the Preamble.

“Rights Certificate” shall have the meaning set forth in Section 2.3(c).

“Rights Register” shall have the meaning set forth in Section 2.7(a).

“Separation Time” shall mean the earlier of (i) the Close of Business on the tenth Business Day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person’s becoming an Acquiring Person and (ii) the time of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Date, the Separation Time shall be the Record Date and provided further, that if any tender or exchange offer referred to in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

“Stock Acquisition Date” shall mean the earlier of (i) the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person or (ii) the date and time on which any Acquiring Person becomes the Beneficial Owner of more than 20% of the outstanding shares of Common Stock.

“Stockholders” shall mean the holders of record of the Common Stock.

“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

“Trading Day,” when used with respect to any securities, shall mean a day on which the New York Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, Inc., a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

ARTICLE II

THE RIGHTS

2.1  Summary of Rights. As soon as practicable after the Record Date, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Date, at such holder’s address as shown by the records of the Company.

2.2  Legend on Common Stock Certificates. Certificates for the Common Stock issued on or after the Record Date but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

“Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of [_______________], 2005 (as such may be amended from time to time, the “Rights Agreement”), between [____________________] (the “Company”) and [____________________], as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are “Beneficially Owned” by an “Acquiring Person” or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.”

Certificates representing shares of Common Stock that are issued and outstanding at the Record Date shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.

If the Common Stock issued after the Record Date but prior to the Separation Time shall be uncertificated, the registration of such Common Stock on the stock transfer books of the Company shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that holds such Common Stock a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which confirmation will have impressed, printed, written or stamped thereon or otherwise affixed thereto the above legend. The Company shall mail or arrange for the mailing of a copy of this Agreement to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company, without charge after the receipt of a written request therefor.

2.3  Exercise of Rights; Separation of Rights. (a) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-hundredth of a share of Preferred Stock.

(b)  Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2), together, in the case of certificates issued prior to the Record Date, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

(c)  Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) may be transferred independent of shares of Common Stock. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Stock as of the Separation Time (other than any Person whose Rights have become void pursuant to Section 3.1(b)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

(d)  Subject to the terms and conditions hereof, Rights may be exercised on any Business Day on or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

(e)  Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i) (A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

(f)  In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)  The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

2.4  Adjustments to Exercise Price; Number of Rights. (a) In the event the Company shall at any time after the Record Date and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

In the event the Company shall at any time after the Record Date and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referred to in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.3.

(b)  In the event the Company shall at any time after the Record Date and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange) or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

(c)  Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.

(d)  Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

2.5  Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

2.6  Execution, Authentication, Delivery and Dating of Rights Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for counter-signature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually countersigned by the Rights Agent.

(b)  Each Rights Certificate shall be dated the date of countersignature thereof.

2.7  Registration, Registration of Transfer and Exchange. (a) After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(b)  Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)  Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

(d)  The Company shall not register the transfer or exchange of any Rights which have become void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

2.8  Mutilated, Destroyed, Lost and Stolen Rights Certificates. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)  If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)  As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)  Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.9  Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or notice of transfer, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

2.10  Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.11  Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

(a)  prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

(b)  after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(c)  prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(d)  Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become void; and

(e)  this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4.

ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1  Flip-in. (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, in substitution for rights set forth in Section 2.3, except as provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock).

(b)  Notwithstanding the foregoing, any Rights that are or were Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial Owner and its Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly will deem the Rights evidenced thereby to be void and not transferable or exercisable.

(c)  The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).

Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the next succeeding Business Day on which the stock transfer books of the Company are open.

(d)  Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each share of Common Stock so issuable.

(e)  In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referred to in Section 3.1(c), the Company shall take such action as shall be necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company’s option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

3.2  Flip-over. (a) Prior to the Expiration Time, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

(b)  Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 pursuant to an agreement entered into by the Company prior to a Flip-in Date, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction.

ARTICLE IV
THE RIGHTS AGENT

4.1  General. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

(b)  The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2  Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)  In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3  Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)  The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)  Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)  The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)  The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e)  The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4, 3.1 or 3.2 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

(f)  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

(h)  The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4  Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V
MISCELLANEOUS

5.1  Redemption; Independent Director Review; and Stockholder Referendum. (a) The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) of the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(b)  A committee of independent directors of the Company will evaluate the Agreement annually to determine whether it continues to be in the best interests of the Company’s stockholders or, rather, if the Rights should be redeemed.

(c)  In the event the Company, not earlier than 90 Business Days nor later than 120 Business Days following the commencement of a Qualifying Offer within the meaning of Rule 14(d)-2(a) under the Exchange Act, which has not been terminated prior thereto and which continues to be a Qualifying Offer, receives a written notice complying with the terms of this Section 5.1(c) (the “Special Meeting Notice”) that is properly executed by the holders of record (or their duly authorized proxy) of a majority of the shares of Common Stock then outstanding directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be so submitted to a vote of stockholders, by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the 90th Business Day following the commencement of a Qualifying Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company’s books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 5.1(c), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not held on or prior to the 90th Business Day following receipt of the Special Meeting Notice, or (ii) if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualifying Offer, effective either (i) as of the Close of Business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.

(d)  Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights pursuant to Section 5.1(a) or the effectiveness of such redemption pursuant to Section 5.1(c) (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to Section 5.1(a) states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 5.1(a) may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

5.2  Expiration. The Rights and this Agreement shall expire at the Expiration Time and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.

5.3  Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock (other than any securities issued or issuable in connection with the exercise or exchange of Rights) or to options, in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

5.4  Supplements and Amendments. Except for any extension of the Expiration Date (or any changes in the definition thereof), which can only be done by action of the Stockholders, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the Close of Business on the Flip-in Date, in any respect and (ii) after the Close of Business on the Flip-in Date, to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence, provided that any supplement or amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Board of Directors of the Company will materially amend this Agreement only if, in the exercise of its fiduciary responsibilities under Delaware law, and acting by a majority of its independent directors, it determines that such action is in the best interest of the Stockholders. If so adopted, any such material amendment will be submitted to a non-binding vote of Stockholders as a separate ballot item at the next annual meeting of Stockholders occurring at least six months after such adoption.

5.5  Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

5.6  Rights of Action. Subject to the terms of this Agreement (including Sections 3.1(b) and 5.14), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7  Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 5.8), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

5.8  Notice of Proposed Actions. In case the Company shall propose at or after the Separation Time and prior to the Expiration Time (i) to effect or permit a Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 5.9, a notice of such proposed action, which shall specify the date on which such Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

5.9  Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

__________________
__________________
__________________

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

__________________
__________________
__________________

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

5.10  Suspension of Exercisability. To the extent that the Company determines in good faith that some action will or need be taken pursuant to Section 3.1 or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a reasonable period in order to take such action or comply with such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required.

Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

5.11  Costs of Enforcement. The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder’s rights pursuant to any Rights or this Agreement.

5.12  Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13  Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.14  Determination and Actions by the Board of Directors, etc. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) done or made by the Board, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

5.15  Fiduciary Responsibilities of the Board of Directors. Nothing contained in this Agreement shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duties. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors of the Company shall not be entitled to reject any offer to acquire the Company, or to recommend that Stockholders reject any offer, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation), with respect to any offer or any proposal to acquire the Company that the Board of Directors of the Company believes is necessary or appropriate in the exercise of such fiduciary duties. Nothing in this Agreement shall be construed as limited or prohibiting the Company from proposing or engaging, at any time, in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company.

5.16  Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

5.17  GOVERNING LAW. THIS AGREEMENT AND EACH RIGHT ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

5.18  Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.19  Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY

[______________________]

By:
Name: ___________________________
Title: ____________________________

RIGHTS AGENT

[______________________]

By:
Name: ___________________________
Title: ____________________________

EXHIBIT A

FORM OF RIGHTS CERTIFICATE

CERTIFICATE NO. _________

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY OR THE COMPANY’S STOCKHOLDERS, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

This certifies that [______________] , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Stockholder Protection Rights Agreement, dated as of [_____________], 2005 (as amended from time to time, the “Rights Agreement”), between [______________________], a Delaware corporation (the “Company”), and [______________________], a [____________] corporation, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on [_________], 2015, one one-hundredth of a fully paid share of Participating Preferred Stock, no par value (the “Preferred Stock”), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Cranford, New Jersey. The Exercise Price shall initially be $[__] per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or Common Stock or other securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option or at the option of the Company’s stockholders, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date: ________________________

By:
Name: ____________________________
Title: _____________________________

Countersigned:

By:
Name: ____________________________
Title: _____________________________

FORM OF RIGHTS CERTIFICATE REVERSE SIDE

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto [______________________] this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint [Attorney] to transfer this Rights Certificate on the books of the Company, with full power of substitution.

Dated: _______________________________________

_______________________________________
Signature

_______________________________________
Name of Registered Holder

Signature Guaranteed:

_______________________________________

(Signature must correspond to name on the Rights Certificate in every particular, without alteration or enlargement or any change whatsoever).

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule l7Ad-15.

CERTIFICATION OF HOLDER:

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Dated: _______________________________________

_______________________________________
Signature

_______________________________________
Name of Registered Holder

NOTICE

In the event the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to exercise the Rights Certificate.)

TO: [______________________]

The undersigned hereby irrevocably elects to exercise [_____________] Rights represented by the attached Rights Certificate to purchase the shares of Common Stock or Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued and delivered as follows:

NAME: ______________________________________

ADDRESS: ___________________________________
_______________________________________
_______________________________________

Social Security or Other Taxpayer
Identification Number: __________________________

If the number of Rights exercised is less than the total Rights evidenced by the Rights Certificate, the undersigned requests a new Rights Certificate for the unexercised Rights be registered and delivered as follows:

NAME: _____________________________________

ADDRESS: __________________________________
______________________________________
______________________________________

Social Security or Other Taxpayer
Identification Number: _________________________

Dated: ______________________________________

______________________________________
Signature

______________________________________
Name of Registered Holder

Signature Guaranteed:

______________________________________
Signature

(Signature must correspond to name on the Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule l7Ad-15.

CERTIFICATION OF HOLDER:

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Dated: ______________________________________

______________________________________
Signature

______________________________________
Name of Registered Holder

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.